Exhibit 10.49

June 15, 2007

Dr. John Thompson
University of Waterloo
Waterloo, Ontario N2L 3G1
Canada

Re:          Amendment #5 to Consulting Agreement of July 12, 1999

Dear Dr. Thompson:

This will modify paragraph 11 of your Consulting Agreement with Senesco dated July 12, 1999, as modified.  Effective immediately, the term of the Consulting Agreement will be extended for an additional 2 year term through June 30, 2009.  All other terms of the Agreement remain unchanged.

Sincerely,

/s/ Bruce C. Galton
Bruce C. Galton
President
Senesco, Inc.

Acknowledged and Agreed:

/s/ Dr. John Thompson
Dr. John Thompson